Joint Filing Agreement dated October 5, 2004, by and among Robert W. Stallings, First Western Capital, LLC, and James R. Reis (incorporated by reference to Exhibit 99.1 to Amendment No. 1 to Schedule 13D, filed on October 7, 2004).